SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: Sept. 13, 2002


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                         1-6395                95-2119684
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


200 Flynn Road
Camarillo, California                                           93012-8790
(Address of Principal Executive Offices)                        (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)






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Item 5.  Other Events.
         ------------

              The Registrant issued the press release, filed as Exhibit 99.1 hereto, on September 13, 2002.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------


Exhibit Number         Description of Document
--------------         -----------------------

99.1                   Press Release of the Registrant dated September 13, 2002.










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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2002                                      SEMTECH CORPORATON



                                           By:   /s/   David G. Franz, Jr.
                                              ----------------------------------
                                                David G. Franz, Jr.
                                                Chief Financial Officer





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                                INDEX TO EXHIBITS


Exhibit Number         Description of Document
--------------         -----------------------

99.1                   Press Release of the Registrant dated September 13, 2002.












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